SUPPLEMENT TO THE STATUTORY PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

CREDIT SUISSE GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND

The following information supersedes certain information in the fund's Statutory Prospectus, Summary Prospectus and Statement of Additional Information.

On November 15, 2016, the Board of Trustees (the "Board") of Credit Suisse Opportunity Funds (the "Trust") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") for Credit Suisse Global Sustainable Dividend Equity Fund (the "Fund"), a series of the Trust, whereby the assets of the Fund would be liquidated and the Fund subsequently dissolved.

IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED EFFECTIVE November 16, 2016.

As a result of the Fund's liquidation, each shareholder of the Fund as of the close of business on December 15, 2016 will be entitled to receive a distribution in an amount equal to the net asset value of his/her shares as of December 16, 2016, to be received on or about December 19, 2016. Each shareholder may also receive unpaid income dividends and capital gain distributions. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders of the Fund should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem their Fund shares prior to December 16, 2016. A notice describing the Plan and the liquidation and dissolution of the Fund will be mailed to shareholders.

On December 16, 2016, the Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.

Dated: November 16, 2016	16-1116 for CS-PRO GSDE-SUMPRO 2016-003